Shareholder loans	12 Months Ended
Dec. 31, 2022
Designated loans or receivables at fair value through profit or loss [abstract]
Shareholder loans

27. Shareholder loans

During the year ended December 31, 2021, the Company and the majority shareholders extended the final repayment date of the Subordinated Bridge Facilities from April 1, 2021 to the earlier of (a) the date of settlement in respect of the initial public offering of shares (or related instruments) in Oatly Group AB in the U.S. and (b) August 17, 2021. In May 2021, $10.9 million was repaid in cash, and the remainder was converted into 6,124,004 ordinary shares at a price equal to the public price in the initial public offering.